IN THE UNITED STATES DISTRICT COURT
               FOR THE NORTHERN DISTRICT OF TEXAS
                        DALLAS DIVISION



AMERICAN INDUSTRIAL PROPERTIES
REIT,

     Plaintiff,

v.                                Civil No. 3:96-CV-0068-H
                                     (consolidated)
PURE WORLD, INC., ET AL.,

     Defendants.




ROBERT STROUGO,

     Plaintiff,                   ORDER

v.

WILLIAM H. BRICKER, ET AL.,

     Defendants.


                             ORDER


      Upon  the  consent of all parties and the Joint Motion  for

Approval of Settlement dated November 26, 1996 (the "Motion"), it is hereby

     ORDERED as follows:

      1.   The Actions shall, for purposes of settlement only, be

maintained  and proceed as derivative actions on behalf  and  for the benefit of American Industrial Properties REIT (the "Trust").

      2.    A  hearing  (the "Hearing") will be held  before  the

undersigned  at 2:00 P.M. on December 19, 1996 at  1100  Commerce

Street, Dallas, Texas, for the purpose of determining (a) whether the terms of the Settlement Agreement between the parties to this litigation  (the "Settlement Agreement") should  be  approved  as fair,  reasonable and adequate, (b) whether final judgment should be entered dismissing this action with prejudice as to all of the settled claims, and (c) to consider any applications for an award of  attorneys' fees and reimbursement of expenses to be  paid  by the  Trust  in  accordance with the terms and conditions  of  the

Settlement Agreement.

      3.    The Hearing may, without further notice, be adjourned

by this Court at the time of the hearing or on any adjourned date thereof.

     4.   Notice of the Hearing, including the Notice of Proposed

Settlement  of  Derivative Actions and  Settlement  Hearing  (the

"Notice")  (substantially in the form annexed to  the  Motion  as

Exhibit B) is hereby approved by this Court.  A Summary Notice of

Proposed Settlement of Derivative Actions and Settlement  Hearing

("Summary  Notice")  (substantially in the form  annexed  to  the

Motion  as Exhibit C) is also hereby approved by the Court.   The

Court finds that such notices meet the requirements of Rule  23.1 of  the Federal Rules of Civil Procedure and due process, and  is the  best  possible  notice practicable under  circumstances  and constitutes  due  and sufficient notice to all  persons  entitled thereto.

      5.    The  Notice  shall be mailed to recordholders  as  of

November  13, 1996, no later than three (3) days after  entry  of the  Hearing  Order and the Summary Notice shall be published  in the  national edition of The Wall Street Journal within three (3)

business days after the Notice is mailed.  On or before the  date of  the  Hearing, proof by affidavit of the mailing of the Notice and  publication of the Summary Notice shall be  filed  with  the

Court.

      6.    At  the  Hearing, any person or entity who  held  the

Trust's  common stock on the date of Notice may appear in  person or  by  attorney  to  show  cause, if  any,  why  the  Settlement

Agreement  should  not  be  approved  as  fair,  reasonable,  and adequate, why judgment should not be entered dismissing this case

with   prejudice,  or  why  the  Court  should  not   grant   the

applications  for allowance of attorneys' fees and  reimbursement of  expenses  filed  by  Pure World,  Inc.  and  Robert  Strougo.

However, unless the Court otherwise directs for good cause shown,

no  person  other than the named parties shall be  heard  and  no briefs  or  papers submitted by or on behalf of such  shareholder shall be received or considered by this Court at or in connection with the Hearing, unless no later than ten (10) days prior to the

Settlement Hearing the following documents are served  and  filed in  the  manner  provided  below: (a) a notice  of  intention  to appear; (b) proof of ownership of the Trust's common stock as  of

November  13,  1996;  and  (c)  a  detailed  statement  of   such

shareholder's specific objections to any matter before the Court,

including any documents and writings such person wishes the Court to  consider.  Such documents shall be served upon the  following counsel  and  then filed with the United States  District  Clerk,

1100  Commerce Street, Room 14A20, Dallas, Texas 75242: Craig  L.

Weinstock,  Liddell,  Sapp, Zivley, Hill & LaBoon,  L.L.P.,  2200

Ross Avenue, Suite 900, Dallas, Texas 75201 (counsel for American

Industrial Properties REIT, Charles Wolcott and William Bricker);

Robert Cohan, Cohan, Simpson, Cowlishaw & Wulff, L.L.P., 2700 One

Dallas  Centre,  350  N.  St. Paul Street,  Dallas,  Texas  75201

(counsel  for Pure World, Inc. and Paul Koether); and Jeffrey  M.

Haber,  Wechsler Harwood Halebian & Feffer LLP, 805  3rd  Avenue,

7th Floor, New York, New York 10022 (counsel for Robert Strougo).

Any  person  who  fails to object in the manner  provided  herein shall  be  deemed to have waived his, her or its  objections  and shall  forever be barred from making any such objections  in  the

Actions or in any other action or proceeding.

      7.    Pending final determination of whether the settlement

shall be approved, no party  to this action or shareholder of the

Trust  may  institute, commence or continue, directly or  in  any other  capacity  any  action asserting any of  the  claims  being settled  or  any claim which has or could have been  asserted  in this action or any other claim arising out of or relating to  the subject matter of this action.

      8.    Costs incurred in connection with the Notice and  the

Summary Notice shall be paid by the Trust.

     9.   If the terms and provisions of the Settlement Agreement

and  Motion  are not approved by this Court or if for  any  other reason  the Settlement does not become final, all the proceedings had  in  connection with the Settlement, including the provisions of this Order, shall be without prejudice to the rights of any of the  parties and inadmissible for any purpose in this or  in  any other proceeding or action.

      10.   Other  than as set forth herein, further activity  in

this  case  is  stayed pending final approval of  the  Settlement

Agreement.  The Trust is permitted to file a Notice of Appeal  of the  Court's  November  12,  1996  Order  granting  Pure  World's

Application for Preliminary Injunction (the "Order").

      11.   Pending  final approval of the Settlement  Agreement,

that  portion  of the Court's November 12, 1996 Order  concerning

Article  IX of the Trust's By-laws is stayed, provided  that  the

Trust  shall  not seek to apply Article IX to any shares  of  the

Trust acquired between September 9, 1996 and November 20, 1996.

     SIGNED: November 26, 1996.



                                                              /s/
UNITED STATES DISTRICT JUDGE

The undersigned representing all the parties hereto, consent to the form of the above order and to its immediate entry.



/s/
Craig L. Weinstock
Mark C. Taylor
Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
2200 Ross Avenue, Suite 900
Dallas, Texas 75201

COUNSEL FOR AMERICAN INDUSTRIAL
PROPERTIES REIT, CHARLES WOLCOTT,
AND WILLIAM BRICKER



/s/
Robert M. Cohan
Cohan, Simpson, Cowlishaw & Wulff, L.L.P.
2700 One Dallas Centre
350 N. St. Paul Street
Dallas, Texas 75201

COUNSEL FOR PURE WORLD, INC. AND PAUL KOETHER



/s/
Jeffrey M. Haber
Wechsler Harwood Halebian & Feffer LLP
805 3rd Avenue, 7th Floor
New York, New York 10022

COUNSEL FOR ROBERT STROUGO